UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 22, 2007
NNN Healthcare/Office REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200
Santa Ana, California		92705
(Address of principal executive		(Zip Code)
offices)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Form 8-K, or the Form 8-K, on January 25, 2007, and a Form 8-K/A, Amendment No. 1, on February 1, 2007, reporting our acquisition of a 100% membership interest in NNN Southpointe, LLC, the entity that owns the Southpointe Office Parke and Epler Parke I property, or the Southpointe property, and a 100% membership interest in NNN Crawfordsville, LLC, the entity that owns the Crawfordsville Medical Office Park and Athens Surgery Center property, or the Crawfordsville property. We are filing this form 8-K/A Amendment No.2 to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Southpointe Office Parke and Epler Parke I

I. Independent Auditors’ Report	3

II. Statement of Revenues and Certain Expenses for the Year Ended December 31, 2006	4

III. Notes to Statement of Revenues and Certain Expenses	5

Crawfordsville Medical Office Park and Athens Surgery Center

I. Independent Auditors’ Report	8

II. Statement of Revenues and Certain Expenses for the Year Ended December 31, 2006	9

III. Notes to Statement of Revenues and Certain Expenses	10

(b) Pro forma financial information.

NNN Healthcare/Office REIT, Inc.

I. Unaudited Pro Forma Condensed Consolidated Financial Statements	13

II. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006	14

III. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from April 28, 2006 (Date of Inception) through December 31, 2006	15

IV. Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	16

Independent Auditors’ Report
To the Board of Directors
NNN Healthcare/Office REIT, Inc.
We have audited the accompanying statement of revenues and certain expenses of Southpointe Office Parke and Epler Parke I, or the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of revenues and certain expenses of Southpointe Office Parke and Epler Parke I for the year ended December 31, 2006, in conformity with the accounting principles generally accepted in the United States of America.
/s/ KMJ/CORBIN & COMPANY, LLP
Irvine, California
February 9, 2007

SOUTHPOINTE OFFICE PARKE AND EPLER PARKE I
STATEMENT OF REVENUES AND CERTAIN EXPENSES

Year Ended
December 31,
2006
Revenues:
Rental income	$1,432,000
Tenant reimbursements	306,000
Other	19,000

Total revenues	1,757,000

Certain expenses:
Grounds maintenance	46,000
Building maintenance	52,000
Real estate taxes	378,000
Electricity, water and gas utilities	58,000
Property management fees	50,000
Insurance	7,000
General and administrative	54,000

Total certain expenses	645,000

Revenues in excess of certain expenses	$1,112,000

The accompanying notes are an integral part of the statement of revenues and certain expenses.

SOUTHPOINTE OFFICE PARKE AND EPLER PARKE I
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2006
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statement of revenues and certain expenses includes the operations of Southpointe Office Parke and Epler Parke I, or the Property, located in Indianapolis, Indiana. The Property has 97,000 square feet of gross leaseable area and is 95% leased as of December 31, 2006.
Basis of Presentation
The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statement of revenues and certain expenses is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by NNN Healthcare/Office REIT Holdings, L.P. in the future operations of the Property have been excluded.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

SOUTHPOINTE OFFICE PARKE AND EPLER PARKE I
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2006
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2012 and are subject to scheduled fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2006 are as follows:

2007	$1,252,000
2008	930,000
2009	717,000
2010	510,000
2011	430,000
Thereafter	307,000

$4,146,000

The leases also require reimbursement of the tenant’s proportional share of common area expenses, real estate taxes and other operating expenses, which are not included in the amounts above.
NOTE 4 – TENANT CONCENTRATION
For the year ended December 31, 2006, the Property had one tenant occupying 14% of the gross leaseable area which accounted for 17% of total rental income.

		Agreggate	% Agreggate
	Date of Lease	Annual Rental	Annual Rental
Tenant Name	Expiration	Income	Income
Circle Design Group	July 31, 2012	$243,000	17%
If this tenant were to default on its lease, future revenue of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

SOUTHPOINTE OFFICE PARKE AND EPLER PARKE I
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2006
NOTE 6 – SUBSEQUENT EVENTS
On January 22, 2007, NNN Healthcare/Office REIT Holdings, L.P. purchased a 100% membership interest in NNN Southpointe, LLC for a total purchase price of $14,800,000 from NNN South Crawford Member, LLC. NNN Southpointe, LLC has a fee simple ownership of the Property.

Independent Auditors’ Report
To the Board of Directors
NNN Healthcare/Office REIT, Inc.
We have audited the accompanying statement of revenues and certain expenses of Crawfordsville Medical Office Park and Athens Surgery Center, or the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of Crawfordsville Medical Office Park and Athens Surgery Center for the year ended December 31, 2006, in conformity with the accounting principles generally accepted in the United States of America.
/s/ KMJ/CORBIN & COMPANY, LLP
Irvine, California
February 9, 2007

CRAWFORDSVILLE MEDICAL OFFICE PARK AND ATHENS SURGERY CENTER
STATEMENT OF REVENUES AND CERTAIN EXPENSES

Year Ended
December 31,
2006
Revenues:
Rental income	$581,000
Tenant reimbursements	251,000
Other	1,000

Total revenues	833,000

Certain expenses:
Grounds maintenance	14,000
Building maintenance	48,000
Real estate taxes	92,000
Electricity, water and gas utilities	94,000
Property management fees	16,000
Insurance	3,000
General and administrative	25,000

Total certain expenses	292,000

Revenues in excess of certain expenses	$541,000

The accompanying notes are an integral part of the statement of revenues and certain expenses.

CRAWFORDSVILLE MEDICAL OFFICE PARK AND ATHENS SURGERY CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2006
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statement of revenues and certain expenses includes the operations of Crawfordsville Medical Office Park and Athens Surgery Center, or the Property, located in Crawfordsville, Indiana. The Property has 44,000 square feet of gross leaseable area and is 100% leased as of December 31, 2006.
Basis of Presentation
The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statement of revenues and certain expenses is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by NNN Healthcare/Office REIT Holdings, L.P. in the future operations of the Property have been excluded.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

CRAWFORDSVILLE MEDICAL OFFICE PARK AND ATHENS SURGERY CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2006
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2016 and are subject to scheduled fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2006 are as follows:

2007	$578,000
2008	591,000
2009	593,000
2010	593,000
2011	605,000
Thereafter	1,837,000

$4,797,000

The leases also require reimbursement of the tenant’s proportional share of common area expenses, real estate taxes and other operating expenses, which are not included in the amounts above.
NOTE 4 – TENANT CONCENTRATION
For the year ended December 31, 2006, the Property had two tenants occupying 100% of the gross leaseable area which accounted for 100% of total rental income.

		Agreggate	% Agreggate
Tenant Name	Date of Lease	Annual Rental	Annual Rental
	Expiration	Income	Income
Sisters of St. Francis Health Services, Inc.	January 31, 2013	$365,000	63%
St. Vincent Hospital & Health Care Center	February 29, 2016	$216,000	37%
If these tenants were to default on their leases, future revenue of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

CRAWFORDSVILLE MEDICAL OFFICE PARK AND ATHENS SURGERY CENTER
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2006
NOTE 6 – SUBSEQUENT EVENTS
On January 22, 2007, NNN Healthcare/Office REIT Holdings, L.P. purchased a 100% membership interest in NNN Crawfordsville, LLC for a total purchase price of $6,900,000 from NNN South Crawford Member, LLC. NNN Crawfordsville, LLC has a fee simple ownership of the Property.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
for the Period from April 28, 2006 (Date of Inception) through
December 31, 2006 and as of December 31, 2006
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the properties been acquired by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our December 31, 2006 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 is presented as if we acquired the Southpointe property and the Crawfordsville property on December 31, 2006.
The accompanying unaudited pro forma condensed consolidated statement of operations for the period from April 28, 2006 (Date of Inception) through December 31, 2006 is presented as if we acquired the Southpointe property and the Crawfordsville property on April 28, 2006 (Date of Inception).
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of the Southpointe property and the Crawfordsville property based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions and are subject to change.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of December 31, 2006

		Acquisition of	Acquisition of
	Company	Southpointe	Crawfordsville	Company
	Historical (A)	Property (B)	Property (C)	Pro Forma
ASSETS

Real estate investments:
Land	$—	$2,889,002	$698,651	$3,587,653
Building and improvements	—	9,962,564	5,435,201	15,397,765

	—	12,851,566	6,133,852	18,985,418
Cash and cash equivalents	202,000	—	—	202,000
Restricted cash	—	328,714	34,451	363,165
Prepaid expenses	179,878	—	—	179,878
Identified intangible assets	—	2,802,217	1,075,340	3,877,557
Other assets	3,446	—	—	3,446

Total assets	$385,324	$15,982,497	$7,243,643	$23,611,464

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Mortgage loan payable	$—	$9,146,000	$4,264,000	$13,410,000
Unsecured note payable to affiliate	—	5,115,000	2,385,000	7,500,000
Accrued liabilities	61,944	378,354	101,940	542,238
Due to affiliates	312,426	444,000	207,000	963,426
Security deposits and prepaid rent	—	85,505	25,066	110,571
Identified intangible liabilities	—	37,106	—	37,106

Total liabilities	374,370	15,205,965	6,983,006	22,563,341

Commitments and contingencies

Minority interest of limited partner in Operating Partnership	200,000	—	—	200,000

Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—	—	—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 20,200 shares issued and outstanding	162	877	294	1,333
Additional paid-in capital	52,563	775,655	260,343	1,088,561
Accumulated deficit	(241,771)	—	—	(241,771)

Total stockholders’ (deficit) equity	(189,046)	776,532	260,637	848,123

Total liabilities, minority interest and stockholders’ (deficit) equity	$385,324	$15,982,497	$7,243,643	$23,611,464

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from
April 28, 2006 (Date of Inception) through December 31, 2006

		Acquisition of	Acquisition of
	Company	Southpointe	Crawfordsville	Pro Forma		Company
	Historical (D)	Property (E)	Property (F)	Adjustments		Pro Forma
Rental and other income	$—	$1,188,984	$563,701	$(9,670)	(J)	$1,743,015

Rental expenses	—	105,567	105,567	—		211,134
Property taxes and assessments	—	255,797	62,258	—		318,055
Insurance	—	4,737	2,030	—		6,767
Property management fees	—	33,836	10,827	25,444	(G)	70,107
General and administrative	241,771	36,542	16,918	132,977	(H)	428,208
Interest expense	—	—	—	565,013	(I)	565,013
Depreciation and amortization	—	—	—	872,389	(J)	872,389

	241,771	436,479	197,600	1,595,823		2,471,673

Income (loss) from continuing operations	$(241,771)	$752,505	$366,101	$(1,605,493)		$(728,658)

Loss per share — basic and diluted continuing operations	$(149.03)					$(6.13)

Weighted — average number of common shares outstanding — basic and diluted	1,622			117,194	(K)	118,816

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006.
(A) As reported in our December 31, 2006 Annual Report on Form 10-K.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/Office REIT Holdings, L.P. in connection with the acquisition of NNN Southpointe, LLC. The purchase price of $14,800,000, plus closing costs and acquisition fees, was financed through the assumption of an existing mortgage loan payable of $9,146,000 on the property with LaSalle Bank, National Association, or LaSalle, under a secured 10-year, fixed rate, 6.113% per annum, interest-only loan and approximately $5,115,000 of the proceeds from a $7,500,000, six month, unsecured, 6.86% per annum, interest-only loan with NNN Realty Advisors, Inc., or NNN Realty Advisors, our sponsor, and the net proceeds from the issuance of approximately 87,744 shares of common stock from our initial public offering. An acquisition fee of $444,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate. The purchase price allocations are preliminary and are subject to change.
(C) Represents the purchase price of the assets acquired and liabilities incurred or assumed by NNN Healthcare/Office REIT Holdings, L.P. in connection with the acquisition of NNN Crawfordsville, LLC. The purchase price of $6,900,000, plus closing costs and acquisition fees, was financed through the assumption of an existing mortgage loan payable of $4,264,000 on the property with LaSalle under a secured 10-year, fixed rate, 6.123% per annum, interest-only loan and approximately $2,385,000 of the proceeds from a $7,500,000, six month, unsecured, 6.86% per annum, interest-only loan with NNN Realty Advisors and the net proceeds from the issuance of approximately 29,450 shares of common stock from our initial public offering. An acquisition fee of $207,000, or 3.0% of the purchase price, was paid to our advisor and its affiliate. The purchase price allocations are preliminary and are subject to change.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period from April 28, 2006 (Date of Inception) through December 31, 2006.
(D) As reported in our December 31, 2006 Annual Report on Form 10-K.
(E) Amounts represent the estimated operations of the Southpointe property for the period from April 28, 2006 (Date of Inception) through December 31, 2006.
(F) Amounts represent the estimated operations of the Crawfordsville property for the period from April 28, 2006 (Date of Inception) through December 31, 2006.
(G) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive, for services in managing our properties, a monthly property management fee of up to 4.0% of the gross cash receipts of the property. Historical rates varied between 2.25% and 4.0%. As a result, the amount reflected is to adjust property management fees to projected property management fees.
(H) Pursuant to our advisory agreement, our advisor or its affiliates are entitled to receive a monthly asset management fee calculated at one-twelfth of 1.0% of average invested assets, calculated as of the close of business on the last day of each month, subject to our stockholders receiving annualized distributions in an amount equal to at least 5.0% per annum on average invested capital. An asset management fee was incurred for the period from April 28, 2006 (Date of Inception) through December 31, 2006.
(I) We financed the purchase of the Southpointe property using a 10-year, fixed rate, 6.113% per annum mortgage loan and a six month unsecured note. We financed the purchase of the Crawfordsville property using a 10-year, fixed rate, 6.123% per annum mortgage loan and a six month unsecured note. We have repaid the six month unsecured note from proceeds from our offering. As such, this amount represents interest expense for both properties on only the 10-year, fixed rate, 6.113% and 6.123% per annum mortgage loans.
(J) Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method and a 39 year life. Depreciation expense on improvements is recognized using the

NNN Healthcare/Office REIT, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
straight-line method over an estimated useful life between 16 and 114 months. Amortization expense on the identified intangible assets excluding, above and below market leases, is recognized using the straight-line method over an estimated useful life between 14 and 234 months. The amounts allocated to above market leases are included in the identified intangible assets and below market lease values are included in identified intangible liabilities in the accompanying condensed consolidated balance sheet and are amortized to rental income over the weighted-average remaining term of the acquired leases with each property. The purchase price allocations, and therefore depreciation and amortization expense, are preliminary and subject to change.
(K) Represents the weighted-average number of shares of approximately 117,194 shares of common stock from our initial public offering required to generate sufficient offering proceeds to fund the purchase of the Southpointe property and Crawfordsville property. The calculation assumes the investments were acquired on April 28, 2006 (Date of Inception).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.
Date: April 6, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer